EXHIBIT 32.1

                           Section 1350 Certification

         In connection with the annual report of PHAZAR CORP (the "Company") on Form 10-KSB/A for the fiscal year ended May 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



   /s/ Garland P. Asher
   ---------------------------------
   Garland P. Asher
   Chief Executive Officer


   /s/ Deborah A. Inzer
   ---------------------------------
   Deborah A. Inzer
   Chief Financial Officer


























                                EXHIBIT 32.1 - 2